As filed with the Securities and Exchange Commission on September 8, 2006

Registration No. 2-84199

811-03762

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 35

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 36

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND INC.

(exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004

(Address of Principal Executive Offices)

(800) 451-2010

(Registrant’s telephone number, including Area Code)

Robert I. Frenkel

300 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of agent for service)

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on November 20, 2006 pursuant to paragraph (a) of Rule 485.

EXPERIENCE

PROSPECTUS

November     , 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Aggressive Growth Fund Inc.

Class A, B, C, FI, R and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners

Aggressive Growth Fund Inc.

Prior to April 7, 2006, the fund was known as Smith Barney Aggressive Growth Fund Inc. The fund’s investment objective and strategies were not affected as a result of this change.

Investments, risks and performance

Investment objective

The fund seeks capital appreciation.

Principal investment strategies

Key investments

The fund invests primarily in common stocks of companies that the portfolio manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the fund’s assets may be invested in the securities of such companies.

Selection process

The portfolio manager emphasizes individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio manager focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks. When evaluating an individual stock, the portfolio manager considers whether the company may benefit from:

■	New technologies, products or services
■	New cost reducing measures
■	Changes in management
■	Favorable changes in government regulations

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Stock prices decline generally
■	Small or medium capitalization companies fall out of favor with investors
■	The portfolio manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
■	A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company’s stock

Compared to mutual funds that focus only on large capitalization companies, the fund’s share price may be more volatile because the fund also may invest a significant portion of its assets in small and medium capitalization companies. Compared to large capitalization companies, small and medium capitalization companies are likely to have:

■	More limited product lines
■	Fewer capital resources
■	More limited management depth

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Further, securities of small and medium capitalization companies are more likely to:

■	Experience sharper swings in market values
■	Be harder to sell at times and at prices the portfolio manager believes appropriate
■	Offer potential for larger gains and losses

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of small and medium capitalization companies
■	Currently have exposure to the stocks commonly held by large capitalization and value-oriented mutual funds and wish to broaden your investment portfolio
■	Are willing to accept the risks of the stock market and the special risks of investing in smaller companies with more limited track records

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I* shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance information for Class FI and Class R shares is not provided as these classes have not commenced operations as of the date of this Prospectus. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest:         % in          quarter         ; Lowest: (        %) in         quarter         .

Year-to-date:         % through 9/30/06.

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Aggressive Growth Fund Inc.         3

Average Annual Total Returns (for periods ended December 31, 2005)

1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A
Return before taxes(1)%	%	%	%	10/24/83

Return after taxes on distributions(1)(2)%	%	%

Return after taxes on distributions and sale of fund shares(1)(2)%	%	%

Other Classes (Return before taxes only)

Class B %	%	%	%	11/06/92

Class C %	%	%	%	05/13/93

Class I(3)%	%	%	%	01/30/96

Russell 3000 Growth Index(3)%	%	%

(1)	On November 20, 2006, the initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased sales charge had been in effect for the entire period.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.
(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(4)	The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.

4         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C		Class FI	Class R	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None		None	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	5.00%	1.00	%(3)	None	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class FI	Class R	Class I(1)
Management fee(4)%		%	%	%	%	%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	0.50%	None

Other expenses(5)%		%	%	%	%	%

Total annual fund operating expenses	%	%	%	%	%	%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge), but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The fund has a fee schedule that reduces the investment management fee payable on assets in excess of $1 billion as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.
(5)	The amounts set forth in “Other expenses” for Class A, B, C and I Shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006. The amounts set forth in “Other expenses” for Class FI and Class R shares have been estimated based on “Other expenses” of other classes of the fund, but also include a recordkeeping fee which is used to compensate Service Agents for recordkeeping services.

Legg Mason Partners Aggressive Growth Fund Inc.         5

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class B (redemption at end of period)	$	$	$		$(1)

Class B (no redemption)	$	$	$		$(1)

Class C (redemption at end of period)	$	$	$	$

Class C (no redemption)	$	$	$	$

Class FI (with or without redemption)	$	$	$	$

Class R (with or without redemption)	$	$	$	$

Class I(2) (with or without redemption)	$	$	$	$

(1)	Assumes conversion to Class A shares approximately eight years after purchase.
(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Funds

More on the fund’s investments

Foreign investments

The fund may invest up to 10% of its net assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (“SAI”) and on the fund’s website at www.leggmason.com/InvestorServices.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goal.

Legg Mason Partners Aggressive Growth Fund Inc.         7

Management

Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and Clear Bridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $        billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio Manager

Richard Freeman, investment officer of the subadviser, has been responsible for the day-to-day management of the fund’s portfolio since its inception in October 1983. Mr. Freeman has more than 29 years of securities business experience, 21 years of which has been with the subadviser or its predecessors.

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager, and has more detailed information about the manager, the subadviser and other fund service providers.

Management Fee

For the fiscal year ended August 31, 2006, the fund paid a fee of     % of the fund’s average daily net assets for advisory and administrative services. For the period from September 1, 2005 through November 30, 2005, the fund paid SBFM an advisory fee and an administrative fee equal to     % and     %, respectively, of the fund’s average daily net assets. For the period from December 1, 2005 through July 31, 2006, the fund paid SFBM a management fee equal to     % of the fund’s average daily net assets. For the period from August 1, 2006 through August 31, 2006, the fund paid the manager a management fee equal to     % of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and sub-advisory agreement is available in the fund’s Annual Report for the fiscal year ended August 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a

8         Legg Mason Partners Funds

new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies and the ability to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for its Class A, B, C, FI and R shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or reck -

Legg Mason Partners Aggressive Growth Fund Inc.         9

lessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can choose among three classes of shares: Classes A, B and C shares. Institutional and retirement plan investors can choose among four(1) classes of shares: Class C, FI, R and I (formerly Y) shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, Smith Barney Financial Advisors or PFS Registered Representatives (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class may be best for you, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

(1)	As of November 20, 2006, Class A and Class B shares will no longer be offered through Service Agents to retirement plans with omnibus accounts held on the books of the fund. However, retirement plans that hold Class A or Class B shares prior to that date will continue to be permitted to make additional investments in that Class. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries will also remain eligible for Class A shares.

Legg Mason Partners Aggressive Growth Fund Inc.         11

Investment Minimum Initial/Additional Investments
	Class A	Class B	Class C	Class FI	Class R	Class I
General	$500/$50	$500/$50	$500/$50	n/a	n/a	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a	n/a	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a	n/a	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a	n/a	n/a

Clients of Eligible Financial Intermediaries(1)	$1/$1	n/a	n/a	None(2)/ None(2)	n/a	None(2)/ None(2)

Retirement Plans with omnibus accounts held on the books of the fund(3)	n/a(4)	n/a(4)	None(2)/ None(2))	None(2)/ None(2)	None(2)/ None(2)	None(2)/ None(2)

Other Retirement Plans(3)	$50/$50	$50/$50	$50/$50	n/a	n/a	n/a

Institutional Investors(5)	$500/$50	$500/$50	$500/$50	n/a	n/a	$1 million/ none	(6)

(1)	Clients of Eligible Financial Intermediaries are investors who invest in the fund through financial intermediaries that offer their clients Class A, I or FI shares through investment programs as authorized by LMIS.
(2)	Minimums may be imposed by a financial intermediary.
(3)	Retirement Plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 saving accounts.
(4)	As of November 20, 2006, Class A and Class B shares will no longer be offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, Retirement Plans that hold Class A or Class B shares prior to that date will continue to be permitted to make additional investments in that Class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries will also remain eligible for Class A shares.
(5)	Institutional Investors generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund. As of November 20, 2006, Class I shares will generally be offered only to Institutional Investors (unless a client of a financial intermediary). However, non-Institutional Investors that hold Class I shares prior to that date will continue to be permitted to make additional investments in Class I shares.
(6)	The $1 million minimum investment amount does not apply to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares, and certain Class A shares (redeemed within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

12         Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee Table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class FI	Class R	Class I
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Only offered to clients of eligible financial intermediaries	■ No initial or deferred sales charge ■ Only offered to eligible retirement plans with omnibus accounts held on the books of the fund	■ No initial or deferred sales charge Only offered to institutional and other eligible investors ■ Lower expenses than the other classes
Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None	None
Deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain retirement plan investors	None	None	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	0.25% of average daily net assets	0.50% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class FI shares of applicable Legg Mason Partners Funds	Class R shares of applicable Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds
(1)	Ask y our Service Agent for the Legg Mason Partners Funds available for exchange.

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Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents also will receive a fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more*	0	0	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

14         Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners Funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21;

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent – lets you purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners Fund shares that are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge and shares of those money market funds noted below), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

Legg Mason Partners Aggressive Growth Fund Inc.         15

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

16         Legg Mason Partners Funds

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as a dividend)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1%.

LMIS will pay Service Agents selling Class C shares (other than on shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will then receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. As of November 20, 2006, starting immediately after purchase LMIS will pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

As of November 20, 2006, retirement plans with omnibus accounts held on the books of the fund will not be subject to a deferred sales charge on shares redeemed within one year of purchase.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class FI shares are offered to investors who invest in the fund through financial intermediaries that offer their clients Class FI shares through investment programs, authorized by LMIS, such as (i) fee-based advisory or brokerage account programs (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans.

LMIS may pay Service Agents selling Class FI shares an annual fee of up to 0.25% starting immediately after purchase. In addition, the fund may pay Service Agents a recordkeeping fee for performing recordkeeping services for Class FI shares.

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Class R shares

You buy Class R shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class R shares are offered only to retirement plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). Retirement plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or Section 529 saving accounts.

LMIS may pay Service Agents selling Class R shares an annual fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

In addition, the fund may pay Service Agents a recordkeeping fee for performing recordkeeping services for Class R shares.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares. You buy Class I shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class I shares are offered to institutional investors, including corporations, banks, insurance companies, foundations, retirement plans and other similar entities, and may be offered to other investors in the discretion of a Distributor. Class I shares are also offered to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs as authorized by LMIS, such as (i) fee-based advisory or brokerage account programs (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans. Investors who held Class I shares prior to November 20, 2006 will continue to be permitted to make additional investments in Class I shares.

Investors in Class I shares must generally meet the $1,000,000 minimum initial investment requirement. The $1,000,000 minimum investment amount does not apply to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.

18         Legg Mason Partners Funds

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

LMIS receives deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorsServices and click on the name of the fund.

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Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

■  Class of shares being bought

■  Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■  Clients of a PFS Registered Representative should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

■  All other investors should write to the fund at the following address

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■  Enclose a check to pay for the shares. For initial purchases, complete and send an account application available at:

■  Specify the name of the fund and the share class you wish to purchase

■  For more information, please call Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■  Amounts transferred should be at least $25

■  Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■  If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

20         Legg Mason Partners Funds

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■ You may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes.

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■ Exchanges of Class A, B, C, FI and R shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of any other Legg Mason Partners Fund.

■ Exchanges may be made, monthly, every alternate month, quarterly, semi-annually or annually·

■ A predetermined dollar amount of at least $25 per exchange is required

For more information contact your Service Agent or the transfer agent.

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Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt.

Your redemption proceeds will normally be sent within three business days after your request is received in good order but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the applicable address:

For clients of a PFS Registered Representative, write to Primerica Shareholder Services at the following address:

Primerica Shareholder Services

c/o PFPC, Inc.

P.O. Box 9662

Providence, RI 02940-9662

For all other investors, send your request to:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■  The name of the fund, the class of shares to be redeemed and your account number

■  The dollar amount or number of shares to be redeemed

■  Signatures of each owner exactly as the account is registered

■  Signature guarantees, as applicable

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time).

22         Legg Mason Partners Funds

All other shareholders should call Shareholder Services at
800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 12.00% annually or 2.00% monthly of your account balances on the date the withdrawals commence.

The following conditions apply:

■  Your shares must not be represented by certificates

■  All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Legg Mason Partners Aggressive Growth Fund Inc.         23

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC.
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

24         Legg Mason Partners Funds

your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the fund’s Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market-timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

Legg Mason Partners Aggressive Growth Fund Inc.         25

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

26         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income, potentially taxable at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, your servicing agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each

Legg Mason Partners Aggressive Growth Fund Inc.         27

shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

28         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the fund’s Board. The fund’s Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Partners Aggressive Growth Fund Inc.         29

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

30         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by                         , independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares. As of November 20, 2006, Class Y shares of the fund were renamed Class I shares.

Financial highlights for Class FI and Class R shares are not provided as these classes have not commenced operations as of the date of this Prospectus.

For a Class A share of capital stock outstanding throughout each year ended August 31:

Class A Shares(1)	2006	2005	2004	2003	2002
Net asset value, beginning of year		$84.33	$78.36	$62.24	$91.46

Income (loss) from operations:
Net investment loss		(0.63)	(0.71)	(0.58)	(0.71)
Net realized and unrealized gain (loss)		18.13	6.68	16.70	(28.51)

Total income (loss) from operations		17.50	5.97	16.12	(29.22)

Net asset value, end of year		$101.83	$84.33	$78.36	$62.24

Total return(2)		20.75%	7.62%	25.90%	(31.95)%

Net assets, end of year (millions)		$3,677	$2,959	$2,332	$1,639

Ratios to average net assets:
Gross expenses		1.21%	1.21%	1.22%	1.21%
Net expenses		1.21	1.19 (3)	1.22%	1.21
Net investment loss		(0.69)	(0.82)	(0.86)	(0.88)

Portfolio turnover rate		2%	5%	1%	1%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Aggressive Growth Fund Inc.         31

For a Class B share of capital stock outstanding throughout each year ended August 31:

Class B Shares(1)	2006	2005	2004	2003	2002
Net asset value, beginning of year		$76.25	$71.43	$57.19	$84.73

Income (loss) from operations:
Net investment loss		(1.23)	(1.28)	(1.03)	(1.26)
Net realized and unrealized gain (loss)		16.31	6.10	15.27	(26.28)

Total income (loss) from operations		15.08	4.82	14.24	(27.54)

Net asset value, end of year		$91.33	$76.25	$71.43	$57.19

Total return(2)		19.78%	6.75%	24.90%	(32.50)%

Net assets, end of year (millions)		$2,326	$2,124	$1,984	$1,542

Ratios to average net assets:
Gross expenses		2.01%	2.03%	2.03%	2.03%
Net expenses		2.01	2.01 (3)	2.03	2.03
Net investment loss		(1.49)	(1.64)	(1.67)	(1.70)

Portfolio turnover rate		2%	5%	1%	1%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The manager voluntarily waived a portion of its fees.

For a Class C share of capital stock outstanding throughout each year ended August 31:

Class C Shares(1)(2)	2006	2005	2004	2003	2002
Net asset value, beginning of year		$76.69	$71.79	$57.44	$85.03

Income (loss) from operations:
Net investment loss		(1.17)	(1.22)	(0.99)	(1.20)
Net realized and unrealized gain (loss)		16.42	6.12	15.34	(26.39)

Total income (loss) from operations		15.25	4.90	14.35	(27.59)

Net asset value, end of year		$91.94	$76.69	$71.79	$57.44

Total return(3)		19.89%	6.83%	24.98%	(32.45)%

Net assets, end of year (millions)		$1,782	$1,611	$1,415	$1,076

Ratios to average net assets:
Gross expenses		1.93%	1.95%	1.96%	1.95%
Net expenses		1.93	1.93 (4)	1.96	1.95
Net investment loss		(1.40)	(1.56)	(1.60)	(1.62)

Portfolio turnover rate		2%	5%	1%	1%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The manager voluntarily waived a portion of its fees.

32         Legg Mason Partners Funds

For a Class I (formerly Class Y) share of capital stock outstanding throughout each year ended August 31:

Class I Shares(1)	2006	2005	2004	2003	2002
Net asset value, beginning of year		$ 87.18	$80.67	$63.81	$93.38

Income (loss) from operations:
Net investment loss		(0.25)	(0.36)	(0.30)	(0.41)
Net realized and unrealized gain (loss)		18.78	6.87	17.16	(29.16)

Total income (loss) from operations		18.53	6.51	16.86	(29.57)

Net asset value, end of year		$105.71	$87.18	$80.67	$63.81

Total return(2)		21.25%	8.07%	26.42%	(31.67)%

Net assets, end of year (millions)		$1,564	$1,186	$876	$178

Ratios to average net assets:
Gross expenses		0.79%	0.80%	0.81%	0.82%
Net expenses		0.79	0.78 (3)	0.81	0.82
Net investment loss		(0.27)	(0.40)	(0.43)	(0.49)

Portfolio turnover rate		2%	5%	1%	1%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Aggressive Growth Fund Inc.         33

(Investment Company Act

file no. 811-03762)

[            ]

Legg Mason Partners Aggressive Growth Fund Inc.

You may visit the fund’s website at www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 800-544- 5445) or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor its distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

November     , 2006

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND INC.

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectus of the Legg Mason Partners Aggressive Growth Fund Inc. (the “fund”), dated November     , 2006, and is incorporated by reference in its entirety into the fund’s prospectus. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. These reports contain information which is incorporated herein by reference. A prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Advisor, a PFS Investments Inc. (“PFS”) Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), Citigroup Global Markets Inc. (“CGMI”) and PFS serve as the fund’s distributors.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund’s prospectus discusses the fund’s investment objective and policies. The fund has called a meeting of shareholders to consider several proposals. If approved by the shareholders, the fund’s investment objective may be changed without shareholder approval. The following discussion supplements the description of the fund’s investment policies in the prospectus. Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) serves as the subadviser to the fund.

The investment objective of the fund is capital appreciation. Although the fund may receive current income from dividends, interest and other sources, income is only an incidental consideration of the fund. The fund attempts to achieve its investment objective by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. Although the manager anticipates that the assets of the fund ordinarily will be invested primarily in common stocks of U.S. companies, the fund may invest in convertible securities, preferred stocks, securities of foreign issuers, warrants and restricted securities. In addition, when the manager believes that market conditions warrant, the fund may invest for temporary defensive purposes in any type of money market instruments and short-term debt securities or cash. The fund is also authorized to borrow up to 5% of its total assets for extraordinary or emergency purposes, and may borrow up to 33 1/3% of its total assets less liabilities, for leveraging purposes.

Certain Risk Considerations.    Securities of the kinds of companies in which the fund invests may be subject to significant price fluctuation and above-average risk. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the fund should not be considered as a complete investment program and may not be appropriate for all investors.

Convertible Securities.    Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed- income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Foreign Securities.    The fund may invest up to 10% of its net assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund, including the withholding of dividends. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Index-Related Securities.    The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index (“Equity Equivalents”). Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the fund that invests in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund’s investments in such investment companies are subject to limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Repurchase Agreements.    The fund will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The manager reviews on an ongoing basis the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risk.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Lending of Portfolio Securities.    The fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable regulatory requirements. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. government securities”) which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return to the borrower and/or a third party, which is unaffiliated with the fund, Legg Mason, or CGMI and is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned.

Generally, the borrower will be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time;

(d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund’s Board of Directors (the “Board”) must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

Warrants.    Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Restricted Securities.    Restricted securities are those that may not be sold publicly without first being registered under the Securities Act of 1933, as amended (the “1933 Act”). For that reason, the fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities. At any one time, the fund’s aggregate holdings of restricted securities, repurchase agreements having a duration of more than five business days, and securities lacking readily available market quotations will not exceed 15% of the fund’s net assets.

Portfolio Turnover.    The fund’s investment policies may result in its experiencing a greater portfolio turnover rate than those of investment companies that seek to produce income or to maintain a balanced investment position. Although the fund’s portfolio turnover rate cannot be predicted and will vary from year to year, the subadviser expects that the fund’s annual portfolio turnover rate will not exceed 100%. A 100% portfolio turnover rate would occur if all securities in the fund’s portfolio were replaced once during a period of one year. A higher rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income.

Money Market Instruments.    The fund may invest for defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund has adopted policies and procedures developed by Citigroup Asset Management (“CAM”)(1) with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the subadviser, the fund’s distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

(1)	Citigroup Asset Management (“CAM”) comprises ClearBridge, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms, including the manager. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason. As part of this transaction, Clear-Bridge, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.  The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.  The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.  A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.  The fund’s sector weightings, performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.  The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons,” as defined in the 1940 Act, of the fund or the manager (“Independent Directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor CAM nor any other affiliated party may receive compensation or any other cons ideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter-end on its website, www.leggmason.com/InvestorServices.

Set forth below is a list, as of                  , 2006, of those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

[To be updated by amendment]

Recipient	Frequency	Delay before dissemination

State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter end
Lipper	Quarterly	25 days after quarter end
S&P	Quarterly	25 days after quarter end
Morningstar	Quarterly	25 days after quarter end
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

[To be updated by amendment]

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
eVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end
Nelsons Information	Quarterly	25 days after quarter end
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None

Recipient	Frequency	Delay before dissemination
Plexus	Quarterly	Sent the 1-3 business day following the end of a quarter
Elkins/McSherry	Quarterly (calendar)	Sent the first business day following the end of a quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month end
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after quarter end
Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
Moody’s	Weekly Tuesday Night	1 business day
S&P	Weekly Tuesday Night	1 business day
The Bank of New York	Daily	None

Investment Restrictions

The fund has adopted the investment restrictions below for the protection of shareholders. Restrictions 1 through 7 may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy or (b) more than 50% of the fund’s outstanding shares. As discussed under “Proposed Investment Restrictions” below, the fund is proposing to change its investment restrictions.

Current Investment Restrictions

Under the investment restrictions adopted by the fund, the fund may not:

1.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.  Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, as amended, in disposing of portfolio securities.

6.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

7.  Borrow money except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

8.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

10.  Invest more than 5% of the value of its net assets (valued at the lower of cost or market) in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the New York Stock Exchange (“NYSE”) or the American Stock Exchange (“AMEX”). The acquisition of warrants attached to other securities is not subject to this restriction.

11.  Purchase, sell or write put, call, straddle or spread options.

12.  Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

13.  Invest in companies for the purpose of exercising management or control.

14.  Invest more than 5% of the value of its total assets in securities of issuers having a record of fewer than three years of continual operation except that the restriction will not apply to U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, and guarantors of underlying assets.)

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Proposed Investment Restrictions

The fund has called a meeting of its shareholders to consider several proposals, including the adoption of revised fundamental investments policies or restrictions. If approved by the fund’s shareholders, the fund’s revised fundamental policies will be as follows:

1.  The fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.  The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.  The fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.  The fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.  The fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.  The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.  Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

DIRECTORS AND OFFICERS

The business and affairs of the fund are managed by the Board. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current Directors, including the Independent Directors, and executive officers of the fund, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Legg Mason the Directors oversee, and other board memberships they hold are set forth below. The address of each Director is c/o Jay Gerken, 399 Park Avenue, New York, New York 10022. The fund has called a meeting of its shareholders to consider several proposals, including the election of a new Board.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS:

Paul Ades Born 1940	Director	Since 1983	Law Firm of Paul R. Ades PLLC (since 2000)	15	None

Dwight B. Crane Born 1937	Director	Since 1994	Professor, Harvard Business School (since 1969); Independent Consultant (since 1969)	46	None

Frank G. Hubbard Born 1937	Director	Since 1994	President of Avatar International Inc. (business development) (since 1998)	15	None

Jerome H. Miller Born 1938	Director	Since 1998	Retired	15	None

Ken Miller Born 1942	Director	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (1963 to 2005)	15	None

INTERESTED DIRECTOR:**

R. Jay Gerken, CFA 399 Park Avenue New York, NY 10022 Born 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	169	None

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken and each officer of the fund is an “interested person,” as defined in the 1940 Act, because of their position with the manager and/or certain of its affiliates.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
OFFICERS:**

Kaprel Ozsolak 125 Broad Street New York, NY 10004 Born 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. or its predecessors; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its predecessors; formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2002 to 2004)	N/A	N/A

Richard A. Freeman 399 Park Avenue New York, NY 10022 Born 1953	Vice President and Investment Officer	Since 1983	Managing Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates and Investment Officer of certain mutual funds associated with SBFM and its affiliates	N/A	N/A

Evan S. Bauman 399 Park Avenue New York, NY 10022 Born 1975	Investment Officer	Since 2005	Director of Legg Mason & Co. or its predecessors; Investment Officer of SBFM and its affiliates	N/A	N/A

Ted P. Becker 399 Park Avenue New York, NY 10022 Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM”) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota 100 First Stamford Place, 5th Fl Stamford, CT 06902 Born 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse	N/A	N/A

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Born 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of Citi Fund Management, Inc. (“CFM”) (2001 to 2004)	N/A	N/A

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with LMPFA or its affiliates	N/A	N/A

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken and each officer of the fund is an “interested person,” as defined in the 1940 Act, because of their position with the manager and/or certain of its affiliates.

For the calendar year ended December 31, 2005, the Directors beneficially owned equity securities of the funds they oversee within the dollar ranges presented in the table below:

Independent Directors	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Director
Paul R. Ades	$50,001-$100,000	over $100,000
Dwight B. Crane	$10,001-$50,000	over $100,000
Frank G. Hubbard	$10,001-$50,000	$10,001-$50,000
Jerome H. Miller	over $100,000	over $100,000
Ken Miller	$10,001-$50,000	$10,001-$50,000

Interested Director
R. Jay Gerken	$50,001-$100,000	over $100,000

As of December 31, 2005, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the manager or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager or distributors of the fund.

The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors, namely Messrs. Ades, Crane, Hubbard, J. Miller and K. Miller.

The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, the qualifications and independence of the fund’s independent registered public accounting firm, and the fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Directors for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the fund’s independent registered public accounting firms to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting of the fund. During the most recent fiscal year, the Audit Committee met             times.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. During the most recent fiscal year, the Nominating Committee met             times.

The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and none has established specific qualities or skills that it regards as necessary for one or more of the Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Director, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director;

•	the contribution which the person can make to the Board (or, if the person has previously served as Director, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the fund.

No officer, director or employee of Legg Mason or any of its subsidiaries receives any compensation from the fund for serving as an officer or Director of the fund. The funds served by the Independent Directors pay each Independent Director a fee based on fund asset size of $43,000 per annum plus $5,200 per one-day and $7,800 per two-day meeting attended, plus $500 per telephone meeting attended, and reimburses travel and out-of-pocket expenses. For the fiscal year ended August 31, 2006, such expenses totaled $            .

For the fiscal year ended August 31, 2006, the Directors were paid the compensation listed below for service as a Director of the fund and as trustee or director of other funds in the Legg Mason Partners fund complex.

Independent Directors	Aggregate Compensation from Fund For Fiscal Year Ended 08/31/05		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund Complex for Fiscal Year Ended 8/31/05	Number of Portfolios in Fund Complex served by Director
Paul R. Ades	$		$0	$(2)
Dwight B. Crane	$		$0	$(2)
Frank G. Hubbard	$		$0	$(2)
Jerome Miller	$		$0	$(2)
Ken Miller	$		$0	$(2)

Interested Director
R. Jay Gerken(1)		—	$0	—

(1)	Mr. Gerken is not compensated for his service as Director because of his affiliation with the manager.
(2)	In addition to the amounts set forth above, Messrs. Ades, Crane, Hubbard, J. Miller, and K. Miller received $ , $ , $ , $ , and $ , respectively, during the fiscal year ended August 31, 2006, for services as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency, and accounting arrangements for Legg Mason Partners Investment Funds, Inc. These amounts were borne by the manager and/or its affiliates and not by the fund.

Until its termination as described below, an emeritus plan is available to Directors. Under the plan, Directors are required to change to emeritus status upon attaining age 80, and are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees paid to Directors, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Directors are permitted to attend meetings, but have no voting rights. Mr. Herbert Barg currently serves as an emeritus Director under the emeritus plan. During the fund’s last fiscal year, aggregate compensation paid to emeritus Directors was $            . The Board has voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring Directors. Notwithstanding the termination of the plan, Mr. Barg will be permitted to continue his emeritus service in accordance with the emeritus plan until the date on which the Directors elected in accordance with the joint proxy statement (filed in the third quarter of 2006) accept their elections and commence service as Directors.

On June 29, 2006, the Board voted to establish a mandatory retirement age of 75 for current Directors and 72 for future Directors who do not currently oversee another fund within the fund complex.

Each emeritus and retiring Director will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Director would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Director elects to receive a lump sum payment calculated on a net present value basis. In addition, although Mr. Dwight B. Crane is nominated to continue to serve on the Board of the fund (as well of the Board of certain other funds in the Legg Mason Partners fund complex), the Emeritus Retirement Plan provides for Mr. Crane to receive, in a lump sum payment (calculated on a net present value basis) or in quarterly installments, an aggregate benefit generally equal to the compensation he would have received under the emeritus plan discussed above, had the plan remained in effect, from the funds in the Legg Mason Partners fund complex that Mr. Crane will no longer oversee as a result of the proposed realignment of the existing fund boards. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Director or Mr. Crane is entitled under the Emeritus Retirement Plan from the funds in the Legg Mason Partners fund complex that have adopted the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Director	Aggregate Benefit (Net Present Value)

[To be updated by amendment.]

The fund will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Director listed above (excluding Mr. Crane, who will receive such benefits form other funds in the Legg Mason Partners fund complex). Legg Mason or its affiliates will reimburse the fund an amount equal to 50% of the emeritus and retiring Director benefits paid by the fund.

As of                 ,      2006, the Directors and officers of the fund as a group owned less than 1% of the outstanding shares of the fund.

To the knowledge of the fund, as of                      , 2006. the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the shares of the following classes:

[To be updated by amendment]

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with the fund that was approved by the Board, including a majority of the

Independent Directors, on June 29, 2006. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $            billion.

Under the Management Agreement, subject to the supervision and direction of the fund’s Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Management Agreement on 60 days’ written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

For its services under the Investment Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

For the period from December 1, 2005 through July 31, 2006, Smith Barney Fund Management LLC (“SBFM”) served as the fund’s manager under the same fee schedule as described above.

Prior to December 1, 2005, SBFM served as investment adviser and administrator to the fund pursuant to separate investment advisory and administration agreements and received separate investment advisory and administrative fees. For the period from October 1, 2005 through November 30, 2005, the fund paid investment advisory fees to SBFM according to the following schedule:

Average Daily Net Assets	Investment Advisory Fee Rate
First $1 billion	0.600%
Next $1 billion	0.575%
Next $3 billion	0.550%
Next $5 billion	0.525%
Over $10 billion	0.500%

From November 1, 2003 to September 30, 2005, the fund paid investment advisory fees to SBFM according to the following schedule:

Average Daily Net Assets	Investment Advisory Fee Rate
First $5 billion	0.600%
Next $2.5 billion	0.575%
Next $2.5 billion	0.550%
Over $10 billion	0.500%

For the period from February 1, 2005 through November 30, 2005, the fund paid administrative fees at the rate of 0.15% of the fund’s average daily net assets. Prior to February 1, 2005, the fund paid administrative fees at the rate of 0.20% of the fund’s average daily net assets.

For the 2004 and 2005 fiscal years, the fund incurred $45,930,155 and $50,251,368, respectively, in investment advisory fees. During the 2005 fiscal year, SBFM did not waive any advisory fees. During the 2004 fiscal year, SBFM waived $1,556,101 of the advisory fees. For the 2004 and 2005 fiscal years, the fund paid SBFM $15,553,127 and $14,613,261, respectively, in administration fees.

During the period from September 1, 2005 through November 30, 2005, the fund paid SBFM advisory fees of $             and administration fees of $            . For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM management fees of $            . For the period from August 1, 2006 to August 31, 2006, the fund paid LMPFA management fees of $            .

Subadviser

ClearBridge serves as the subadviser to the fund pursuant to a sub-advisory Agreement between the manager and ClearBridge that was approved by the Board, including a majority of the Independent Directors, on June 29, 2006 (the “Sub-Advisory Agreement”). ClearBridge is a wholly-owned subsidiary of Legg Mason.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments that is performed by LMPFA, manage the fund’s portfolio in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on 60 days’ written notice without penalty. The manager or the subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

As compensation for its sub-advisory services, the manager will pay the subadviser a fee equal to 0.70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. Since the Sub-Advisory Agreement went into effect on August 1, 2006, no fees were paid by the manager to the subadviser under the Sub-Advisory Agreement during the fund’s past three fiscal years.

Expenses

In addition to amounts payable under the Management Agreement and the Distribution Plans (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its manager, the subadviser, and the distributors have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the fund, its manager, subadviser, and distributors are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual board members may not agree with particular policies or votes by the subadviser, the Board has approved delegating proxy voting discretion to the subadviser believing that the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the subadviser or any affiliated person of the fund or the subadviser, on the other. This summary of the guidelines gives a general indication as to how the subadviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the subadviser always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s investment objectives.

Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.Leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “ transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the fund’s transfer agent and PFPC served as the fund’s sub-transfer agent. During the year ended December 31, 2005, the fund paid transfer agent fees of $            to CTB.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the fund’s Independent Directors.

                    , located at                                                          , serves as the independent registered public accounting firm to examine and report on the fund’s financial statements for the fiscal year ending August 31, 2006.

Distributors

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; and PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Board and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI and PFS Distributors, Inc. (“PFS Distributors”), the predecessor in interest to PFS, served as the fund’s distributors.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMIS, CGMI and PFS may be deemed to be underwriters for purposes of the 1933 Act. From time to time, LMIS, CGMI, PFS or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Registered Representatives that sell shares of the fund.

Initial Sales Charges

The aggregate dollar amount of commissions on Class A and Class C shares received by LMIS, CGMI and PFS during the fiscal years ended August 31, 2004, 2005 and 2006 were as follows:

Class A Shares

For the fiscal year ended August 31:

	CGMI		LMIS		PFS
2006	$		$		$
2005		$3,091,520		$0		$9,357,382
2004		$16,377,000		$0		$8,925,775

Class C Shares

For the fiscal year ended August 31:

	CGMI		LMIS
2006	$		$
2005	$	N/A		$0
2004		$1,579,000		$0

Deferred Sales Charges

Class A Shares

For the fiscal year ended August 31:

	CGMI		LMIS
2006	$		$
2005		$17,335		$0
2004		$16,000		$0

Class B Shares

For the fiscal year ended August 31:

	CGMI		LMIS		PFS
2006	$		$		$
2005		$2,898,000		$0		$1,702,000
2004		$4,704,000		$0		$1,460,955

Class C Shares

For the fiscal year ended August 31:

	CGMI		LMIS
2006	$		$
2005		$130,000		$0
2004		$190,000		$0

Services and Distribution Plan Arrangements

The fund has adopted an amended shareholder services and distribution plan (the “Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, B, C, FI and R shares. The only classes of shares offered for sale through PFS are Class A shares and Class B shares. Under the Plan, the fund pays service and distribution fees to each of LMIS, CGMI and PFS, as applicable, for the services they provide and expenses they bear with respect to the distribution of Class A, B, C, FI and R shares and providing services to Class A, B, C, FI and R shareholders. The co-distributors will provide the fund’s Board with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, B, C, FI and R shares. In addition, the fund pays distribution fees, with respect to the Class B and C shares, at the annual rate of 0.75%, and, with respect to Class R shares, at an annual rate of 0.25%, of the fund’s average daily net assets.

Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI and PFS Distributors under separate 12b-1 Plans with respect to shares sold through CGMI and PFS Distributors.

The following service and distribution fees were incurred by the fund pursuant to the Plans in effect during the periods indicated:

	Fiscal Year Ended 8/31/04	Fiscal Year Ended 8/31/05	Fiscal Year Ended 8/31/06
Class A	$7,127,634	$8,269,335	$
Class B	$21,889,194	$22,245,651	$
Class C	$16,337,516	$16,933,237	$

As Class FI and R shares are newly offered as of the date of this SAI, no fees were paid under the Plan with respect to those share classes for the periods shown above.

Distribution expenses incurred by LMIS, CGMI and/or PFS for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to Smith Barney Financial Advisors or PFS Registered Representatives and for accruals for interest on the excess of CGMI and/or PFS expenses incurred in the distribution of the fund’s shares are expressed in the following tables.

[To be updated by amendment]

Under its terms, the Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors, including all of the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

Portfolio Transactions

Subject to policies as may be established by the fund’s Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions. The manager manages the cash and the short-term investments of the fund.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by the fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by the fund for its three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement and the Sub-Advisory Agreement, each of the manager and the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital. In connection with the manager’s or subadviser’s, as applicable, monitoring of its portfolio transactions for compliance with its policies, the manager and subadviser utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and the subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the subadviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager and the subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manger or the subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the manager and the subadviser do not believe that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or subadviser by brokers who effect securities transactions for the fund may be used by the manager or subadviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or the subadviser in managing any particular account, including the fund.

For the fiscal year ended August 31, 2006, the fund paid $             in commissions on brokerage transactions totaling $             directed to brokers because of research services provided.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. Effective December 1, 2005, CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

The fund has paid the following in brokerage commissions for portfolio transactions:

Fiscal Year Ending August 31:	Total Brokerage Commissions		Commissions Paid to CGMI and Affiliates		% of Total Brokerage Commissions Paid to CGMI and Affiliates	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGMI and Affiliates
2004		$2,321,740		$39,050	1.68%	1.77%
2005		$487,591		$5,000	1.03%	0.31%
2006	$		$		%	%

As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act. [For the period December 1, 2005 though August 31, 2006, the fund did not pay any brokerage commissions to LMIS or its affiliates.]

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the fund and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the manager or subadviser, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser, as applicable, deem it advisable to purchase or sell securities.

Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts). The portfolio turnover rates for the fund fiscal years ended August 31, 2005 and 2006 were 2% and             %, respectively.

At August 31, 2006, the fund held the following securities issued by its regular broker-dealers:

Issuer	Shares	Market Value

[To be updated by amendment]

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to the fund’s portfolio manager. Unless noted otherwise, all information is provided as of August 31, 2006.

Other Accounts Managed by Portfolio Manager

The table below identifies the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. No accounts had fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Freeman	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

Portfolio Manager Compensation

Investment professionals of the manager and ClearBridge (collectively, “CAM”) receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the “Compensation Plan”) for its investment professionals, including the fund’s portfolio manager. Each investment professional works as a part of an investment team. The Compensation Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Compensation Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, generally the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared) and its ranking among a “peer group” of non-CAM investment managers. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The manager, the subadviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the fund’s portfolio manager.

Portfolio Manager	Dollar Range of Ownership of Securities
Richard Freeman	$

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, FI, R or I*shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for Class A shares for: (i) current and retired board members of Legg Mason, Inc., (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, Inc., are referred to herein as “Board Members”), (iii) current employees of Legg Mason, Inc. and its subsidiaries, as well as (iv) by the ”immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

*	As of November 20, 2006, Class Y Shares were renamed Class I Shares.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor, the transfer agent, or, with respect to a PFS account, Primerica Shareholder Services is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor, the transfer agent or Primerica Shareholder Services (such fee may be up to $30 for a PFS account). The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See a prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares. On and after November 20, 2006, Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Amount of investment	Sales charge as % of offering price	Sales charge as % of net amount	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	0	0	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Members of the selling group may receive a portion of the sales charge as described above and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemption made within 12 months of purchase. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class C shares is waived. See “Deferred Sales Charge Provisions” and “Waivers of Deferred Sales Charge” below.

Class B and C Shares.    Class B and C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class FI, R and I Shares.    Class FI, Class R and Class I shares are sold at net asset value with no initial sales charge and no deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at net asset value (“NAV”) without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired board members of Legg Mason, Inc., (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, Inc., are referred to herein as “Board Members”), (iii) current employees of Legg Mason, Inc. and its subsidiaries, as well as (iv) by the ”immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker-dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, any shares of a Legg Mason Partners fund may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Legg Mason Partners funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible.

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. If you are purchasing through a Smith Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include those assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your financial professional, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Deferred Sales Charge Provisions

“Deferred Sales Charge Shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred sales charge
First	5.00%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributors receive deferred sales charges in partial consideration for the expenses in selling shares.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 12.00% annually or 2.00% monthly of the shareholder’s account balance at the time the withdrawals commence (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a deferred sales charge prior to May 13, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with a distributor or the manager.

As of November 20, 2006, the deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Retirement plan programs authorized by LMIS prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) to offer eligible retirement plan investors the opportunity to exchange all of its Class C shares for Class A shares of the fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Class C shares may be purchased by plans investing less than $3 million under the Grandfathered Retirement Program. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances.

If, at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, a participating plan’s total Class C holdings in all non-money market Legg Mason Partners funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

PFS Accounts

The fund offers two Classes of shares to investors purchasing through PFS: Class A shares and Class B shares.

Initial purchases of shares of the fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services c/o PFPC, Inc., P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Additional investments may be sent directly to PFPC. In processing applications and investments, PFPC acts as agent for the investor and for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. Shares purchased will be held in the shareholder’s account by PFPC. [A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check by Primerica Shareholder Services.]

Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is [$10,000.] Before sending the wire, the PFS Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments by telephone by any person in his or her account, the shareholder should decline the telephone transaction option on the account application. The minimum subsequent investment by telephone is [$50] and can be up to a maximum of [$50,000.] By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular subsequent investment procedure described above.

An account transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for a Class A, Class B, Class C, Class FI, Class R and Class I shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A deferred sales charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.

Class A (net asset value of $ plus 5.75% of net asset value per share)	$

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 10 days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program.    Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

PFS Accounts

Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to the Primerica Shareholder Services c/o PFPC at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker/dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests redemption from a retirement plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Time to obtain the proper forms.

Shareholders may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular redemption procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PFPC will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between Classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

VALUATION OF SHARES

The net asset value per share of the fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

EXCHANGE PRIVILEGE

General.    Except as noted below, shareholders of any of the Legg Mason Partners funds may exchange all or part of their shares for the same class of other Legg Mason Partners funds, to the extent such shares are offered for sale in the shareholder’s state of residence and provided the shareholder’s Service Agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

Exchanges (other than exchanges through a systematic exchange plan) of Class A, B, C, FI and R shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, FI, R and I Exchanges.    Class A, FI, R and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges.    Class B shares of the fund may be exchanged for other Class B shares without a deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges.    Class C shares of the fund may be exchanged for other Class C shares without a deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs” for additional information.

Additional Information Regarding the Exchange Privilege.    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the prospectus for additional information Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends and distributions paid by the fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares of the fund just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding.    The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.    Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.    Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The fund was incorporated in the State of Maryland on May 12, 1983 and is registered with the SEC as a diversified, open-end management investment company. On April 7, 2006, the fund changed its name from Smith Barney Aggressive Growth Fund Inc. to Legg Mason Partners Aggressive Growth Fund Inc.

The fund offers shares of common stock currently classified into six Classes, A, B, C, FI, R and I. Each Class represents an identical pro rata interest in the fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to plans adopted by the fund pursuant to Rule 12b-1 under the 1940 Act; (d) the expenses allocable to each Class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privileges of each Class; and (g) the conversion feature of shares of Class B. The fund’s Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

As permitted by Maryland law, there normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders’ meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the fund have declared that the Director be removed by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

As used in the prospectus and this SAI, a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund (or the affected Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the fund (or the affected Class) are represented at the meeting in person or by proxy. A Class shall be deemed to be affected by a matter unless it is clear that the interests of each Class in the matter are identical or that the matter does not affect any interest of the Class. The approval of Directors or the independent registered public accounting firm would be effectively acted upon with respect to the fund only if approved by a “vote of a majority of the outstanding voting securities” of the fund; however, the approval of a Rule 12b-1 distribution plan that is submitted to shareholders may be effectively acted upon by a vote of the holders of a majority of all fund shares voting with regard to Class.

Annual and Semi-Annual Reports.    The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self-employed retirement plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Licensing Agreement.    “Smith Barney” is a service Mark of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment adviser, are not affiliated with Citigroup.

Proposed Changes

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex and the fund is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, the fund will become a series of a Maryland business trust and will be governed by a board of trustees, rather than a board of directors.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not require to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers, or employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including SBFM and SaBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the

Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to replead as a derivative claim.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The fund’s audited financial statements for the fiscal year ended August 31, 2005 (filed on November 9, 2005; EDGAR Accession Number 0001193125-05-221064) are incorporated into this Statement of Additional Information by reference in their entirety.

APPENDIX A

Proxy Voting Guidelines & Procedures Summary

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that the manager and the subadviser operate under in order to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM(1) votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts

[1]	Citigroup Asset Management (“CAM”) comprises ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms, including the manager. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

A-1

of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

A-2

Part C. Other Information

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrant’s registration statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (the “SEC”) on June 5, 1983 (File Nos. 284199 and 811-3762).

(a)(1)	Registrant’s Articles of Incorporation dated May 12, 1983 and Articles of Amendment dated May 27, 1983, October 3, 1983, May 20, 1988, November 5, 1992 and July 30, 1993, respectively, are incorporated herein by reference to Post-Effective Amendment No. 15 filed on October 28, 1993.

(2)	Articles of Amendment dated October 14, 1994, Form of Articles Supplementary and Form of Articles of Amendment are incorporated herein by reference to Post-Effective Amendment No. 18 filed on December 28, 1995.

(3)	Articles of Amendment dated June 12, 1998 is incorporated herein by reference to the Post-Effective Amendment No. 21 filed on November 25, 1998.

(b)(1)	Registrant’s By-Laws are incorporated herein by reference to the Registration Statement.

(2)	Amendments to the By-Laws dated January 27, 1987, October 22, 1987 and October 20, 1988 are incorporated herein by reference to Post-Effective Amendment No. 9.

(3)	Amended and Restated By-Laws are incorporated herein by reference to Post-Effective Amendment No. 28 filed on December 29, 2003.

(c)	Registrant’s form of stock certificates is incorporated herein by reference to Post-Effective Amendment No. 14 filed on October 23, 1992.

(d)(1)	Investment Advisory Agreement between the Registrant and Smith Barney Asset Management Division of Smith Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 15 filed on October 28, 1993.

(2)	Management Agreement dated December 1, 2005, between the Registrant and Smith Barney Fund Management LLC, is incorporated by reference to Post-Effective Amendment No. 33 filed on December 29, 2005.

(3)	Management Agreement between the Registrant and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated August 1, 2006 is filed herewith.

(4)	Subadvisory Agreement between LMPFA and CAM North America LLC (“CAM N.A.”) dated August 1, 2006 is filed herewith.

(e)(1)	Distribution Agreement between the Registrant and Smith Barney Inc. is incorporated by reference to the Post-Effective Amendment No. 15 filed on October 28, 1993.

(2)	Form of Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to the Post-Effective Amendment No. 21 filed on November 25, 1998.

(3)	Form of Broker Dealer Contract between the Registrant and CFBDS, Inc. is incorporated by reference to the Post-Effective Amendment No. 22 filed on October 20, 1999.

(4)	Form of Distribution Agreement with Citigroup Global Markets Inc. (“CGMI”) (formerly Salomon Smith Barney Inc.) is incorporated by reference to the Post-Effective Amendment No. 24 filed on December 27, 2000.

(5)	Form of Distribution Agreement between the Registrant and PFS Distributors, Inc is incorporated herein by reference to the Post-Effective Amendment No. 24 filed on December 27, 2000.

(6)	Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”) dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on December 29, 2005.

(7)	Amendment to Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (“CGMI”) dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on December 29, 2005.

(8)	Amendment of Distribution Agreement and Assumption of Duties and Responsibilities by PFS, dated December 1, 2005, among the Registrant, PFS Distributors, Inc. and PFS Investments Inc,. is incorporated herein by reference to Post-Effective Amendment No. 33 filed on December 29, 2005.

(f)	Not Applicable.

(g)(1)	Custodian Agreement between the Registrant and PNC Bank, National Association (“PNC Bank”) is incorporated by reference to Pre-Effective Amendment No. 1.

(2)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 26 filed on December 27, 2002.

(3)	Custodian Services Agreement between the Registrant and State Street Bank and Trust Company dated January 1, 2006 filed herewith.

(h)(1)	Administration Agreement between the Registrant and Smith Barney Advisers, Inc. dated April 21, 1994 is incorporated herein by reference to Post-Effective Amendment No. 20 filed on December 19, 1997.

(2)	Transfer Agency Agreement dated August 2, 1993, between the Registrant and First Data Investors Services Group, Inc., is incorporated by reference to Post-Effective Amendment No. 16 filed on January 1, 1994.

(3)	Transfer Agency Agreement between Registrant and Citi Fiduciary Trust is incorporated by reference to the Post-Effective Amendment No. 24 filed on December 27, 2000.

(4)	Sub-Transfer Agency Agreement with PFPC Global Fund Services is incorporated by reference to the Post-Effective Amendment No. 24 filed on December 27, 2000.

(6)	Transfer Agency and Services Agreement between the Registrant and PFPC Inc. dated January 1, 2006 is filed herewith.

(7)	License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on December 29, 2005.

(8)	Form of License Agreement between the Registrant and Legg Mason Properties, Inc. to be filed by amendment.

(i)(1)	Opinion of Robert A. Vegliante, Assistant Secretary of the Registrant, filed with the Registrant’s Rule 24f-2 Notice is incorporated by reference.

(2)	Opinion regarding Class FI and R shares to be filed by amendment.

(j)(1)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(2)	Power of Attorney dated April 12, 2006 is filed herewith.

(k)	Not Applicable.

(l)	Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.

(m)(1)	Amended Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant and Smith Barney Inc. is incorporated herein by reference to Post-Effective Amendment No. 18 filed on December 28, 1995.

(2)	Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 21 filed on November 25, 1998.

(3)	Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 24 filed on December 27, 2000.

(4)	Amended Shareholder Services and Distribution Plan (relating to Class A, B, C and Y shares), dated December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 34 filed on March 13, 2006.

(5)	Amended Shareholder Services and Distribution Plan (relating to Class FI and R shares) to be filed by amendment.

(n)(1)	Form of Plan pursuant to Rule 18f-3(d) Multiple Class Plan is incorporated herein by reference to Post-Effective Amendment No. 21 filed on November 25, 1998.

(2)	Amended and Restated Rule 18f-3(d) Multiple Class Plan dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on December 29, 2005.

(3)	Amended Rule 18f-3(d) Multiple Class Plan of the Registrant to be filed by amendment.

(o)	Reserved.

(p)(1)	Code of Ethics of PFS is incorporated herein by reference to Post-Effective Amendment No. 27 filed on January 27, 2003.

(2)	Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on December 29, 2005.

(3)	Code of Ethics of Citigroup Asset Management - North America and Certain Registered Investment Companies, as amended September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 33 filed on December 29, 2005.

Item 24. Persons Controlled by or Under Common Control with the Registrant

None.

Item 25. Indemnification

Under the Registrant’s corporate charter and Maryland law, directors and officers of the Registrant are not liable to the Registrant or its stockholders except for receipt of an improper personal benefit or active and deliberate dishonesty. The Registrant’s corporate charter requires that it indemnify its directors and officers against liabilities unless it is proved that a director or officer acted in bad faith or with active and deliberate dishonesty or received an improper personal benefit. These Indemnification provisions are subject to the limitation under the Investment Company Act of 1940, as amended, that no director or officer may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

The directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Reference is hereby made to (a) Section 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (the “CGMI Distribution Agreement”), incorporated by reference herein; (b) paragraph 7 of the Amendment to the CGMI Distribution Agreement incorporated by reference herein; (c) Section 4 of the Distribution Agreement between the Registrant and PFS Distributors, Inc. (the “PFS Distribution Agreement”), incorporated by reference herein; (d) paragraph 7 of the Amendment to the PFS Distribution Agreement incorporated by reference herein; (e) paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, incorporated by reference herein.

Item 26. Business and Other Connections of Investment Adviser

(a) Investment Adviser – LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadvisor - CAM N.A. was formed in 2005 under the laws of the State of Delaware as a limited liability company. CAM N.A. is a direct wholly-owned subsidiary of Legg Mason.

CAM N.A. is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this item 26 of officers and directors of CAM N.A. together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by CAM N.A. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-64710).

Item 27. Principal Underwriters

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust. II, CitiFunds Trust. I, Salomon Funds Trust., Legg Mason Partners Variable Portfolios V, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Variable Portfolios III, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust., Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Legg Mason Partners Variable Portfolios I Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust., Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolio II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipal Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Investment Trust, Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners

Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Variable Portfolios III, Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds:

Legg Mason Partners Trust II

CitiFunds Trust I

Salomon Funds Trust

Legg Mason Partners Variable Portfolios V

CitiFunds Premium Trust

CitiFunds Institutional Trust

CitiFunds Trust III

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Variable Portfolio IV

Legg Mason Partners Investment Series

Consulting Group Capital Markets Funds

High Income Opportunity Fund Inc.

Intermediate Muni Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Investment Trust

Real Estate Income Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Portfolio Inc.

Citigroup Investments Corporate Loan Fund Inc.

Zenix Income Fund Inc.

Salomon Brothers Capital Fund Inc.

Salomon Brothers Investors Value Fund Inc.

Salomon Brothers Fund Inc.

Salomon Brothers Institutional Series Fund Inc.

Salomon Brothers Series Funds Inc.

Legg Mason Partners Variable Portfolios I

Salomon Brothers Opportunity Fund Inc.

Salomon Brothers 2008 Worldwide Government Term Trust

Salomon Brothers High Income Fund Inc.

Salomon Brothers High Income Fund II Inc.

Salomon Brothers Emerging Markets Income Fund Inc.

Salomon Brothers Emerging Markets Income Fund II Inc.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Salomon Brothers Global High Income Fund Inc.

Salomon Brothers Emerging Markets Debt Fund Inc.

Salomon Brothers Capital and Income Fund Inc.

Salomon Brothers Inflation Management Fund Inc.

Salomon Brothers Variable Rate Strategic Fund Inc.

Salomon Brothers Global Partners Income Fund Inc.

Salomon Brothers Municipal Partners Fund Inc.

Salomon Brothers Municipal Partners Fund II Inc.

Legg Mason Partners Variable Portfolios II

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners Equity Funds

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Funds, Inc.

Legg Mason Partners Income Funds

Smith Barney Institutional Cash Management Fund, Inc.

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Massachusetts Municipal Fund

Legg Mason Partners New Jersey Municipals Fund, Inc.

Smith Barney Money Funds, Inc.

Legg Mason Partners Municipal Funds

Smith Barney Municipal Money Market Fund, Inc.

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Sector Series Inc.

Legg Mason Partners Variable Portfolios III

Legg Mason Cash Reserve Trust, Inc.

Legg Mason Charles Street Trust, Inc.

Legg Mason Global Trust, Inc.

Legg Mason Growth Trust, Inc.

Legg Mason Income Trust, Inc.

Legg Mason Investment Trust, Inc.

Legg Mason Investors Trust, Inc.

Legg Mason Light Street Trust, Inc.

Legg Mason Special Investment Trust, Inc.

Legg Mason Tax Exempt Trust, Inc.

Legg Mason Tax-Free Income Fund

Legg Mason Value Trust, Inc.

Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve - Managing Director

Mark R. Fetting - Managing Director

D. Stuart Bowers - Vice President

W. Talbot Daley - Vice President

Thomas J. Hirschmann - Vice President

Joseph M. Furey - General Counsel and Chief Compliance Officer

Ronald Holinsky - Counsel

Robert E. Patterson - Counsel

Theresa M. Silberzahn - Chief Financial Officer

Elisabeth F. Craig - AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

With respect to the Registrant’s Investment Manager:

(1)	c/o Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Subadvisor:

(2)	c/o CAM North America LLC

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(3)	State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

With respect to the Registrant’s Transfer Agent:

(4)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributors:

(5)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(6)	PFS Investments, Inc.

3120 Breckinridge Blvd

Duluth, GA 30099-0062

(7)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

Item 29. Management Services.

Not Applicable.

Item 30. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND INC., has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 8th day of September, 2006.

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND INC.

/s/ R. Jay Gerken
R. Jay Gerken
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on September 8, 2006.

Signature	Title
/s/ R. Jay Gerken R. Jay Gerken	Chairman, President and Chief Executive Officer

/s/ Kaprel Ozsolak Kaprel Ozsolak	Chief Financial Officer and Treasurer

/s/ Paul R. Ades* Paul R. Ades	Director

/s/ Dwight B. Crane* Dwight B. Crane	Director

/s/ Frank Hubbard* Frank Hubbard	Director

/s/ Ken Miller* Ken Miller	Director

/s/ Jerome Miller* Jerome Miller	Director

* By:	/s/ R. Jay Gerken
R. Jay Gerken

    Attorney-in-Fact, pursuant to Power of Attorney dated April 12, 2006.

EXHIBIT INDEX

Exhibit No.	Exhibit
(d)(3)	Management Agreement with Legg Mason Partners Fund Adviser, LLC

(d)(4)	Subadvisory Agreement with CAM North America LLC

(g)(3)	Custodian Services Agreement with State Street Bank and Trust Company

(h)(6)	Transfer Agency and Services Agreement with PFPC Inc.

(j)(2)	Power of Attorney